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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) June 30, 2000
                                                      --------------------------


              Prudential Securities Secured Financing Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



           333-52021                                      13-3526694
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     (Commission File Number)               (I.R.S. Employer Identification No.)



    One New York Plaza, New York, New York                     10292
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   (Address of Principal Executive Offices)                  (Zip Code)


                                (212) 778-1000
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             (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 2.   Acquisition or Disposition of Assets.

          On June 30, 2000, Registrant caused the issuance and sale by PeopleFirst.com Vehicle Receivables Owner Trust 2000-1 of $245,000,000 aggregate principal amount of Class A-1 asset-backed notes, Class A-2 asset-backed notes, Class A-3 asset-backed notes, and Class A-4 asset-backed notes and $5,004,168.29 aggregate principal amount of asset-backed certificates.

          The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes and the Certificates.

Item 5.   Other Events.

          In connection with the offering of PeopleFirst.com Vehicle Receivables Owner Trust 2000-1, Asset-Backed Notes, Series 2000-1 described in a Prospectus Supplement dated June 21, 2000 (the "Prospectus Supplement"), attached hereto
(1) as Exhibit 23.1 is a copy of the consent of Clifford Chance Rogers & Wells LLP as to (i) use of the tax opinion as an exhibit to this filing and (ii) the use of the name of Clifford Chance Rogers & Wells LLP in the Prospectus Supplement; and (2) as Exhibit 23.2 is a copy of the consent of Pricewaterhouse Coopers LLP as to (i) the incorporation by reference in the Prospectus Supplement of its report on its audits of the consolidated financial statements of Financial Security Assurance Inc. and (ii) the use of the name of PricewaterhouseCoopers LLP in the Prospectus Supplement.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.


Exhibit
  No.     Document Description
------    --------------------

(a)       Not applicable
(b)       Not applicable
(c)       Exhibit 1.1    Underwriting Agreement, dated June 21, 2000, among the
                         Registrant, PeopleFirst Finance, LLC, PeopleFirst.com
                         Inc., PF Funding II, LLC and Prudential Securities
                         Incorporated
          Exhibit 4.1    Indenture, dated as of June 1, 2000, among
                         PeopleFirst.com Vehicle Receivables Owner Trust 2000-1 and Norwest Bank Minnesota, National Association
          Exhibit 4.2    Trust Agreement, dated as of June 1, 2000, among the
                         Registrant and Wilmington Trust Company
          Exhibit 4.3    Sale and Servicing Agreement, dated as of June 1, 2000,
                         among PeopleFirst.com Vehicle Receivables Owner Trust
                         2000-1, PF Funding II, LLC, PeopleFirst Finance, LLC, the Registrant and Norwest Bank Minnesota, National
                         Association
          Exhibit 4.4    Custodial Agreement, dated as of June 1, 2000, among PF
                         Funding II, LLC, PeopleFirst Finance, LLC,
                         PeopleFirst.com Vehicle Receivables Owner Trust 2000-1,
                         Wilmington Trust Company, and The Bank of New York.
          Exhibit 4.5    Financial Guaranty Insurance Policy No. 50956-N, dated
                         June 30, 2000, issued by Financial Security Assurance
                         Inc.
          Exhibit 4.6    Indemnification Agreement, dated June 21, 2000, among
                         Financial Security Assurance Inc., PeopleFirst Finance,
                         LLC, Barclays Capital Inc. and Prudential Securities
                         Incorporated.
          Exhibit 4.7    Indemnification Agreement, dated June 30, 2000, among
                         the Registrant, PeopleFirst.com Inc., PeopleFirst
                         Finance, LLC and PF Funding II, LLC.

                                      -2-

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          Exhibit 8.1    Opinion of Clifford Chance Rogers & Wells LLP, counsel
                         to PeopleFirst Finance LLC, regarding certain tax matters.
          Exhibit 23.1 Consent of Clifford Chance Rogers & Wells LLP (included in Exhibit 8.1).
          Exhibit 23.2 Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of Finance Security Assurance Inc., their report and the use of their name in the Prospectus Supplement

                                      -3-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PRUDENTIAL SECURITIES SECURED FINANCING
                              CORPORATION
                                    (Registrant)



Dated: July 12, 2000          By: /s/ Evan J. Mitnick
                                 -----------------------------------------------
                              Name: Evan J. Mitnick
                              Title: Vice President - Asset-Backed Finance Group